SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) Janaury 4, 2005
                                                       (January 4, 2005)


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)


 Delaware                            1-5742                      23-1614034
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                           17011
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
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                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On Janaury 4, 2005, we announced that we are planning to offer $200 million of 10-year senior secured notes due 2015. We intend to use the net proceeds from the offering, together with available cash, to repay at maturity our 7.625% senior notes due April 2005 and our 6.0% fixed-rate senior notes due December 2005. Until the stated maturity dates, we intend to use the net proceeds from this offering to repay temporarily borrowings under our revolving credit facility and obligations under our accounts receivable securitization program. The offering is subject to market and other customary conditions.

Item 9.01. Financial Statements  and Exhibits.

(c) Exhibits.

99.1 Registrant's Press Release, dated January 4, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RITE AID CORPORATION


Dated: January 4, 2005                        By:  /s/Robert B. Sari
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                                                   Name:  Robert B. Sari
                                                   Title: Senior Vice President,
                                                   General Counsel and Secretary

                                 EXHIBIT INDEX



Exhibit No.       Description
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   99.1           Registrant's Press Release dated Janaury 4, 2005.